UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 03/22/2007

CECO ENVIRONMENTAL CORP

(Exact name of registrant as specified in its charter)

Commission File Number: 0-7099

DE	13-2566064
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3120 Forrer Street, Cincinnati, OH 45209

(Address of principal executive offices, including zip code)

(416) 593-6543

(Registrant s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.	Results of Operations and Financial Condition

On March 22, 2007, the registrant issued a press release announcing its financial results for its fourth quarter and the year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 to this current report.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release issued March 22, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: March 23, 2007	By:	/s/ Dennis W. Blazer
Dennis W. Blazer
CFO and Vice President-Finance and Administration

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release